UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2017

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01.Other Events.

Mezzanine Loan Origination

On September 29, 2017, InPoint Commercial Real Estate Income, Inc. (the “Company”), through its operating partnership, originated a $7.5 million mezzanine loan (the “Mezzanine Loan”).  The Mezzanine Loan was part of a total financing package of $58.9 million secured by three Class-A office buildings and a parking garage in Hopewell Township, New Jersey (the “Property”).  The borrower on the Mezzanine Loan is not affiliated with the Company.  The Property is part of the 12-building Hopewell Corporate Campus.

The Mezzanine Loan is a ten-year, fixed-rate, interest-only loan which bears interest at a rate of 9.20%.  The Mezzanine Loan is subordinate to a first mortgage loan of $51.4 million held by an unaffiliated entity (the “Senior Loan”). The Mezzanine Loan and the Senior Loan total a 79.9% loan-to-value ratio in relationship to the Property.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of forward-looking terminology such as, but not limited to, “will,” “may,” “should,” “expect” or other similar words or expressions. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the ability of the Property manager to effectively manage the Property, the ability of the borrower to comply with the terms, including financial and other covenants, of the Mezzanine Loan, changes in market rates for similarly located properties, future property values, property-level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, and the factors specified in the Company’s Form 10, as amended, filed with the Securities and Exchange Commission. All forward-looking statements included in this report are based upon information available to the Company on the date of this report.  Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

By:	/s/ Catherine L. Lynch
Name:	Catherine L. Lynch
Title:	Chief Financial Officer
Date:	October 5, 2017

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